Exhibit 99.1

Nutanix Reports First Quarter Fiscal 2017 Financial Results

Rapid Adoption of Nutanix Enterprise Cloud Operating System Drives Record Quarterly Revenue and Billings

SAN JOSE, Calif.--(BUSINESS WIRE)--November 29, 2016--Nutanix, Inc. (NASDAQ:NTNX), a leader in enterprise cloud computing, today announced financial results for its first quarter of fiscal 2017, ended October 31, 2016.

First Quarter Fiscal Year 2017 Financial Highlights

  Revenue: $166.8 million, growing 90.1% year-over-year from $87.8 million in the first quarter of fiscal 2016
  Billings: $239.8 million, growing 86.9% year-over-year from $128.3 million in the first quarter of fiscal 2016
  Net Loss: GAAP net loss of $162.2 million, compared with a net loss of $38.5 million in the first quarter of fiscal 2016; Non-GAAP net loss of $47.8 million, compared to a net loss of $32.4 million in the first quarter of fiscal 2016
  Net Loss Per Share: GAAP loss per share of $(2.18), compared to a net loss per share of $(0.90) in the first quarter of fiscal 2016; Pro forma non-GAAP net loss per share of $(0.37), compared to a pro forma non-GAAP net loss per share of $(0.27) in the first quarter of fiscal 2016
  Cash and Short-term investments: $347.1 million, up 154.9% from the first quarter of fiscal 2016
  Deferred Revenue: $375.4 million, up 160.5% from the first quarter of fiscal 2016
  Operating Cash Flow: $4.2 million, compared to $(5.6) million in the first quarter of fiscal 2016
  Free Cash Flow: $(7.8) million, compared to $(15.3) million in the first quarter of fiscal 2016

Reconciliations between GAAP and non-GAAP financial measures and key performance measures are provided in the tables of this press release.

"The time warp between an enterprise-friendly VMware and a consumer-friendly AWS is our cloud opportunity," said Dheeraj Pandey, chairman and CEO of Nutanix. "Our first quarter results are reflective of the strength of our thesis on how enterprise computing will morph in the coming three to five years."

“The backdrop of our $100 billion addressable market continues to provide many opportunities for disciplined growth,” said Duston Williams, chief financial officer of Nutanix. “This quarter our federal business significantly contributed to our strong performance. We also are pleased with the evolution of our business model, with this quarter marking the fourth consecutive quarter of positive cash flow from operations.”

Recent Company Highlights

  Customer growth: Nutanix ended the first quarter of fiscal 2017 with a total of 4,473 end-customers, adding a total of 705 end-customers during the quarter.
  Large deals increasing: Large end-customers continue to invest in Nutanix, with cumulative end-customers with lifetime bookings over $1 million growing to 256 in the quarter.
  Expanded platform to deliver one-click networks: The company recently announced new and planned capabilities including network visualization, orchestration and security, which will further increase the value of the Nutanix Enterprise Cloud operating system and extend the company’s competitive differentiation.
  Completed acquisitions of PernixData and Calm.io: The addition of PernixData and Calm.io will enable the company to accelerate and further automate the delivery of its Enterprise Cloud operating system.
  Once again named a Leader in Gartner’s Magic Quadrant: For the second consecutive year, Nutanix was recognized as a Leader in the Gartner, Inc. October 2016 Magic Quadrant for Integrated Systems.1
  Hosted 1,200+ Attendees at .NEXT Europe: The inaugural .NEXT Conference Europe, held in Vienna, Austria, marked the company's second largest user event in its history.
  Renewed Dell OEM Agreement: Signed an extension to the Dell OEM Agreement, which now runs through June 2021, providing Dell/EMC sellers and channel partners with uninterrupted access to Nutanix software on Dell hardware.
  Initial Public Offering: Completed its initial public offering, becoming listed on the NASDAQ Stock Exchange on September 30, 2016 and selling 17.1 million shares at $16 per share.

Q2 Fiscal 2017 Financial Outlook

For the second quarter of fiscal 2017, Nutanix expects:

  Revenues between $175 and $180 million;
  Non-GAAP gross margin of approximately 60.0%, and
  Non-GAAP loss per share between $(0.35) and $(0.36), using 142 million weighted shares outstanding.

Supplementary materials to this earnings release, including the company’s first quarter fiscal 2017 investor presentation, can be found at http://ir.nutanix.com/company/financial/.

All forward-looking non-GAAP financial measures contained in this section titled "Q2 Fiscal 2017 Financial Outlook" exclude stock-based compensation expense, and may also exclude, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP loss per share to their most directly comparable GAAP measures because such items that impact these measures are not within our control and are subject to constant change. While the actual amounts of such items will have a significant impact on the company’s non-GAAP gross margin and non-GAAP loss per share, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

1 Source: Gartner, Magic Quadrant for Integrated Systems, [Andrew Butler, Philip Dawson, Julie Palmer, George J. Weiss, Kiyomi Yamada], 10 October 2016. Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner's research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

Webcast and Conference Call Information

Nutanix executives will discuss the company’s first quarter fiscal 2017 financial results on a conference call at 5:00 p.m. Eastern time/2:00 p.m. Pacific time today. To listen to the call via telephone, dial 1-866-393-4306 in the United States or 1-734-385-2616 from outside the United States. The conference ID is 4062277. This call is being webcast live and is available to all interested parties on our Investor Relations website at ir.nutanix.com. Shortly after the conclusion of the conference call, a replay of the audio webcast will be available on Nutanix’s Investor Relations website. A telephonic replay will be available for one week following the conference call at 1-855-859-2056 or 1-404-537-3406, conference ID 4062277.

Non-GAAP Financial Measures and Other Key Performance Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial and other key performance measures: billings, non-GAAP gross margin percentage, non-GAAP net loss, pro forma non-GAAP net loss per share, and free cash flow. In computing these non-GAAP financial measures, we exclude certain items such as stock-based compensation and the related income tax impact, costs associated with our acquisitions (such as amortization of acquired intangible assets, revaluation of contingent consideration, income tax related impact, and other acquisition-related costs), loss on debt extinguishment, and changes in the fair value of our preferred stock warrant liability. Billings is a performance measure which our management believes provides useful information to investors because it represents the amounts under binding purchase orders received by us during a given period that have been billed, and we calculate billings by adding the change in deferred revenue between the start and end of the period to total revenue recognized in the same period. Free cash flow is a performance measure that our management believes provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures, and we define free cash flow as net cash (used in) provided by operating activities less purchases of property and equipment. We use these non-GAAP financial and key performance measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense that may not be indicative of our ongoing core business operating results. However, these non-GAAP financial and key performance measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Billings, non-GAAP gross margin percentage, non-GAAP net loss, pro forma non-GAAP net loss per share, and free cash flow are not substitutes for total revenue, gross profit, net loss, net loss per share, or net cash (used in) provided by operating activities, respectively. In addition, other companies, including companies in our industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures and key performance measures as tools for comparison. We urge you to review the reconciliation of our non-GAAP financial measures and key performance measures to the most directly comparable GAAP financial measures included below in the tables captioned “Reconciliation of Revenue to Billings,” “Reconciliation of GAAP to Non-GAAP Profit Measures,” and “Reconciliation of GAAP Net Cash (Used In) Provided By Operating Activities to Non-GAAP Free Cash Flow,” and not to rely on any single financial measure to evaluate our business.

Forward Looking Statements

This press release contains express and implied forward-looking statements, including but not limited to statements relating to our business plans and objectives, product features and technology that are under development or in process, such as additional security capabilities, our plans to introduce product features in the future, the impact of the recent PernixData and Calm.io acquisitions on our business, our competitive differentiation, and anticipated future financial results, including but not limited to our guidance on estimated revenues, non-GAAP gross margin, and non-GAAP net loss per share for future fiscal periods. These forward-looking statements are not historical facts, and instead are based on our current expectations, estimates, opinions and beliefs. Consequently, you should not rely on these forward-looking statements. The accuracy of such forward-looking statements depends upon future events, and involves risks, uncertainties and other factors beyond our control that may cause these statements to be inaccurate and cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by such statements, including, among others: the rapid evolution of the markets in which we compete; our ability to sustain or manage future growth effectively; factors that could result in the significant fluctuation of our future quarterly operating results, including, among other things, our revenue mix, the timing and magnitude of orders, shipments and acceptance of our solutions in any given quarter, our ability to attract new and retain existing end-customers, and fluctuations in demand and competitive pricing pressures for our solutions; our ability to successfully integrate acquired companies, employees and intellectual property; failure to develop, or unexpected difficulties or delays in developing, new product features or technology on a timely or cost-effective basis or at all; delays in or lack of customer or market acceptance of our new product features or technology; the introduction, or acceleration of adoption of, competing solutions, including public cloud infrastructure; and other risks detailed in our prospectus filed with the SEC on September 30, 2016 pursuant to Rule 424(b) under the Securities Act of 1933, as amended. Additional information will also be set forth in our Form 10-Q that will be filed for the quarter ended October 31, 2016, which should be read in conjunction with these financial results. Our SEC filings are available on the Investor Relations section of the company’s website at ir.nutanix.com and on the SEC's website at www.sec.gov. These forward-looking statements speak only as of the date of this press release and, except as required by law, we assume no obligation to update forward-looking statements to reflect actual results or subsequent events or circumstances.

About Nutanix

Nutanix makes infrastructure invisible, elevating IT to focus on the applications and services that power their business. The Nutanix Enterprise Cloud platform leverages web-scale engineering and consumer-grade design to natively converge compute, virtualization and storage into a resilient, software-defined solution with rich machine intelligence. The result is predictable performance, cloud-like infrastructure consumption, robust security, and seamless application mobility for a broad range of enterprise applications. Learn more at www.nutanix.com or follow us on Twitter @nutanix.

© 2016 Nutanix, Inc. All rights reserved. Nutanix and the Nutanix logo are trademarks of Nutanix, Inc., registered in the United States and other countries. All other brand names mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s). AWS is a trademark of Amazon.com, Inc., and VMware is a trademark of VMware, Inc.

NUTANIX, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	As of
	July 31,	October 31,
	2016	2016
Assets
Current assets:
Cash and cash equivalents	$99,209	$225,463
Short-term investments	85,991	121,649
Accounts receivable—net	110,659	147,707
Deferred commissions—current	17,864	19,398
Prepaid expenses and other current assets	16,138	16,304
Total current assets	329,861	530,521
Property and equipment—net	42,218	46,328
Intangible assets—net	—	27,825
Goodwill	—	16,784
Deferred commissions—non-current	19,029	22,125
Other assets—non-current	7,978	4,680
Total assets	$399,086	$648,263

Liabilities, Convertible Preferred Stock and Stockholders’ (Deficit) Equity
Current liabilities:
Accounts payable	$52,111	$57,308
Accrued compensation and benefits	24,547	28,352
Accrued expenses and other liabilities	5,537	6,591
Deferred revenue—current	130,569	165,833
Total current liabilities	212,764	258,084
Deferred revenue—non-current	165,896	209,598
Senior notes	73,260	—
Convertible preferred stock warrant liability	9,679	—
Early exercised stock options liability	2,320	1,874
Other liabilities—non-current	1,103	7,044
Total liabilities	465,022	476,600

Convertible preferred stock:
Convertible preferred stock	310,379	—

Stockholders’ (deficit) equity:
Common stock	1	4
Additional paid-in capital	65,629	775,667
Accumulated other comprehensive loss	(12)	(20)
Accumulated deficit	(441,933)	(603,988)
Total stockholders’ (deficit) equity	(376,315)	171,663
Total liabilities, convertible preferred stock and stockholders’ (deficit) equity	$399,086	$648,263

NUTANIX, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data, unaudited)

	Three Months Ended
	October 31,
	2015	2016
Revenue:
Product	$70,396	$129,657
Support and other services	17,360	37,152
Total revenue	87,756	166,809
Cost of revenue:
Product (1)	27,657	52,210
Support and other services (1)	7,422	17,552
Total cost of revenue	35,079	69,762
Gross profit	52,677	97,047
Operating expenses:
Sales and marketing (1)	58,599	128,775
Research and development (1)	23,857	75,281
General and administrative (1)	7,375	29,372
Total operating expenses	89,831	233,428
Loss from operations	(37,154)	(136,381)
Other expense—net	(871)	(25,712)
Loss before provision for income taxes	(38,025)	(162,093)
Provision for income taxes	520	76
Net loss	$(38,545)	$(162,169)

Net loss per share attributable to common stockholders—basic and diluted	$(0.90)	$(2.18)
Weighted-average shares used in computing net loss per share attributable to common stockholders—basic and diluted	42,838,933	74,373,788

(1) Includes the following stock-based compensation expense:
Product cost of sales	$109	$966
Support cost of sales	293	3,350
Sales and marketing	2,118	33,891
Research and development	1,629	34,026
General and administrative	$1,237	18,495
	$5,386	$90,728

During the three months ended October 31, 2016, we recorded (i) approximately $83.0 million of stock-based compensation related to our stock awards with performance conditions, which vesting is subject to continuous service with us and satisfaction of certain liquidity events or/and achievement of specified performance targets, as the vesting of these stock awards became probable and (ii) approximately $2.5 million of stock-based compensation expense related to our ESPP plan, which we began offering upon the effectiveness of our IPO.

NUTANIX, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Three Months Ended
	October 31,
	2015	2016
Cash flows from operating activities:
Net loss	$(38,545)	$(162,169)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	5,557	8,572
Stock-based compensation	5,386	90,728
Loss on debt extinguishment	—	3,320
Change in fair value of convertible preferred stock warrant liability	771	21,133
Other	(328)	369
Changes in operating assets and liabilities:
Accounts receivable—net	(8,816)	(36,213)
Deferred commission	(4,529)	(4,630)
Prepaid expenses and other assets	(419)	840
Accounts payable	(5,864)	5,052
Accrued compensation and benefits	(125)	3,518
Accrued expenses and other liabilities	763	682
Deferred revenue	40,533	72,958
Net cash (used in) provided by operating activities	(5,616)	4,160
Cash flows from investing activities:
Purchases of investments	(14,066)	(87,448)
Maturities of investments	15,225	19,950
Sales of investments	—	31,638
Payments for business acquisitions, net of cash acquired	—	(184)
Purchases of property and equipment	(9,642)	(11,915)
Net cash used in investing activities	(8,483)	(47,959)
Cash flows from financing activities:
Proceeds from initial public offering, net of underwriting discounts and commissions	—	254,455
Payments of offering costs	(803)	(2,243)
Proceeds from exercise of stock options, net of repurchases	1,298	1,472
Repayment of senior notes	—	(75,000)
Debt extinguishment costs	—	(1,580)
Payment of debt assumed in a business acquisition	—	(7,124)
Other	586	73
Net cash provided by financing activities	1,081	170,053
Net (decrease) increase in cash and cash equivalents	(13,018)	126,254
Cash and cash equivalents—beginning of period	67,879	99,209
Cash and cash equivalents—end of period	$54,861	$225,463
Supplemental disclosures of cash flow information:
Cash paid for income taxes	$828	$698
Cash paid for interest	$—	$1,271
Supplemental disclosures of non-cash investing and financing information:
Vesting of early exercised stock options	$1,049	$499
Purchases of property and equipment included in accounts payable	$5,308	$5,033
Offering costs included in accounts payable	$1,772	$367
Conversion of convertible preferred stock to common stock, net of issuance costs	$—	$310,379
Reclassification of convertible preferred stock warrant liability to additional paid-in capital	$—	$30,812
Issuance of common stock for business acquisitions	$—	$27,063

Reconciliation of Revenue to Billings
(In thousands, unaudited)

	Three Months Ended
	October 31,
	2015	2016
Total revenue	$87,756	$166,809
Change in deferred revenue, net of acquisitions (1)	40,533	72,958
Billings	$128,289	$239,767

(1) Excludes $6.0 million of deferred revenue assumed in the PernixData acquisition.

Reconciliation of GAAP to Non-GAAP Profit Measures
(Dollars in thousands, unaudited)

	GAAP	Non-GAAP Adjustments							Non-GAAP
	Q1 2017	(1)	(2)	(3)	(4)	(5)	(6)	(7)	Q1 2017
Gross profit	$97,047	$4,316	$242	$—	$—	$—	$—	$—	$101,605
Gross margin	58.2%	2.6%	0.1%	—%	—%	—%	—%	—%	60.9%

Operating expenses:
Sales and marketing	$128,775	$(33,891)	$(167)	$—	$—	$—	$—	$—	$94,717
Research and development	75,281	(34,026)	—	—	—	—	—	—	41,255
General and administrative	29,372	(18,495)	—	(672)	(186)	—	—	—	10,019
Total operating expenses	$233,428	$(86,412)	$(167)	$(672)	$(186)	$—	$—	$—	$145,991

Loss from operations	$(136,381)	$90,728	$409	$672	$186	$—	$—	$—	$(44,386)

Net loss	$(162,169)	$90,728	$409	$672	$186	$21,133	$3,320	$(2,109)	$(47,830)

Weighted-shares outstanding, basic and diluted	74,373,788								74,373,788
Pro forma adjustment	53,921,394								53,921,394
Pro forma weighted-shares outstanding, basic and diluted	128,295,182								128,295,182

Net loss per share, basic and diluted	$(2.18)
Pro forma net loss per share, basic and diluted	$(1.26)	$0.71	$0.00	$0.01	$0.00	$0.16	$0.03	$(0.02)	$(0.37)

(1) Stock-based compensation expense
(2) Amortization of intangible assets
(3) Acquisition-related costs
(4) Change in fair value of contingent consideration assumed in the PernixData acquisition
(5) Change in fair value of preferred stock warrant liability
(6) Loss on debt extinguishment
(7) Partial release of valuation allowance from the PernixData acquisition and the tax effect of stock-based compensation expense

	GAAP	Non-GAAP Adjustments		Non-GAAP
	Q1 2016	(1)	(2)	Q1 2016
Gross profit	$52,677	$402	$—	$53,079
Gross margin	60.0%	0.5%	—%	60.5%

Operating expenses:
Sales and marketing	$58,599	$(2,118)	$—	$56,481
Research and development	23,857	(1,629)	—	22,228
General and administrative	7,375	(1,237)	—	6,138
Total operating expenses	$89,831	$(4,984)	$—	$84,847

Loss from operations	$(37,154)	$5,386	$—	$(31,768)

Net loss	$(38,545)	$5,386	$771	$(32,388)

Weighted-shares outstanding, basic and diluted	42,838,933			42,838,933
Pro forma adjustment	76,319,511			76,319,511
Pro forma weighted-shares outstanding, basic and diluted	119,158,444			119,158,444

Net loss per share, basic and diluted	$(0.90)
Pro forma net loss per share, basic and diluted	$(0.32)	$0.05	$0.01	$(0.27)

(1) Stock-based compensation expense
(2) Change in fair value of preferred stock warrant liability

Reconciliation of GAAP Net Cash (Used In) Provided By Operating Activities to Non-GAAP Free Cash Flow
(In thousands, unaudited)

	Three Months Ended
	October 31,
	2015	2016
Net cash (used in) provided by operating activities	$(5,616)	$4,160
Purchases of property and equipment	(9,642)	(11,915)
Free cash flow	$(15,258)	$(7,755)

CONTACT:
Nutanix, Inc.
Investor Contact:
Tonya Chin, 408-560-2675
tonya@nutanix.com
or
Media Contact:
Kate Reed, 973-534-9292
kreed@nutanix.com